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                                                                    Exhibit 10.4


                                             AMENDMENT NO. 1 dated as of
                                     June 13, 2000 (this "Amendment"), to the
                                     REGISTRATION RIGHTS AGREEMENT
                                     dated as of May 31, 2000, (the "Original
                                     Agreement"), among HUNTSMAN PACKAGING
                                     CORPORATION, a Utah corporation (the
                                     "Company"), and certain of the stockholders of the Company signatory thereto.



     By executing and by delivering this Amendment, the undersigned hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

1.1 AMENDMENTS.

     (a) Section 16 of the Original Agreement is hereby amended and restated in its entirety as set forth below:

          "(a) Each Stockholder may assign its rights hereunder to any purchaser from such Stockholder of Restricted Securities; provided, however, that, in the case of an assignment by any Stockholder other than a Note Warrantholder, any such purchaser shall purchase such Restricted Securities from such Stockholder in accordance with the Stockholders' Agreement; provided, further, however, that such purchaser shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement, substantially in the form of Exhibit A attached hereto, agreeing to be treated as a Stockholder hereunder (of the same class (i.e., Investor Stockholder, Trust Holder, Warrantholder or Other Holder) as the transferor Stockholder), as applicable, whereupon such purchaser shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement. Each transferee of a Note Warrantholder is an intended third party beneficiary of this Agreement and shall have the benefits of this Agreement upon such transfer, without any further action on its part.

          (b) Subject to the approval of the Board of Directors, the Company may, upon the issuance of Common Stock Equivalents, or the transfer of Common Stock Equivalents, to any Person not already a party to this Agreement, permit such Person to become a party to this Agreement subject to such Person's execution and delivery of a joinder substantially in the form of Exhibit A attached hereto."

1.2 NO OTHER AMENDMENTS OR WAIVERS.

     Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Agreement or any of the



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instruments or documents referred to in the Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Agreement or any of the instruments or documents referred to therein.

1.3  EFFECTIVENESS.

     This Amendment shall be effective upon the execution hereof by the requisite Persons party to the Original Agreement in accordance with Section 18 of the Original Agreement.

1.4  COUNTERPARTS.

     This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature to this Amendment that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment.

1.5  GOVERNING LAW.

     This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                    *******

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     IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Registration Rights Agreement as of the date first above written.

                                   HUNTSMAN PACKAGING
                                   CORPORATION


                                   By: /s/ Ronald G. Moffitt
                                      ------------------------------------
                                      Name:  Ronald G. Moffitt
                                      Title: Executive Vice President

                                   CHASE DOMESTIC
                                   INVESTMENTS, L.L.C.

                                   By: Chase Capital Investments, L.P.,
                                       its sole Member

                                   By: Chase Capital Partners,
                                       as Investment Manager


                                   By: /s/ Timothy Walsh
                                      ------------------------------------
                                      Name:  Timothy Walsh
                                      Title: General Partner


                                   FIRST UNION CAPITAL PARTNERS, LLC


                                   By: /s/ Robert G. Calton III
                                      ------------------------------------
                                      Name:  Robert G. Calton III
                                      Title: Senior Vice President


                                   NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                   By: NYLCAP Manager LLC,
                                       its Investment Manager


                                   By: /s/ Steven Benevento
                                      ------------------------------------
                                      Name:  Steven Benevento
                                      Title: Its Authorized Representative
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                                   THE NORTHWESTERN MUTUAL LIFE
                                   INSURANCE COMPANY


                                   By: /s/ Richard A. Strait
                                      ------------------------------------
                                      Name:  Richard A. Strait
                                      Title: Its Authorized Representative


                                   THE CHRISTENA KAREN H. DURHAM TRUST


                                   By: /s/ Mark Dreschler
                                      ------------------------------------
                                      Name:  Mark Dreschler
                                      Title: Trustee







cc:  Frederick M. Bachman
     John L. MacCarthy
     Ilan S. Nissan
     J. Norfleet Pruden, III
     Edward D. Sopher
     Scott K. Sorensen
     Richard D. Waters



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                                                                       Exhibit A

                     REGISTRATION RIGHTS AGREEMENT JOINDER

     The undersigned is executing and delivering this Registration Rights Agreement Joinder pursuant to the Registration Rights Agreement dated as of May 31, 2000 (as the same has been, or may hereafter be, amended, the "Registration Rights Agreement"), among Huntsman Packaging Corporation, a Utah company (the "Company") and certain of the stockholders of the Company signatory thereto.

     By executing and delivering this Registration Rights Agreement Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement in the same manner as if the undersigned were an original signatory to such agreement.

     The undersigned agrees that the undersigned shall be [a] [an] [Investor Stockholder] [Note Warrantholder] [Other Holder] [Trust Holder]
[Warrantholder], as such term is defined in the Registration Rights
Agreement.(1)

     Accordingly, the undersigned has executed and delivered this Registration Rights Agreement Joinder as of the ___ day of June, 2000.

                                       _________________________________________
                                                 Signature of Stockholder




                                       _________________________________________
                                                 Print Name of Stockholder




_____________________________
(1) TYPE OF STOCKHOLDER SHALL BE THE SAME AS THE TRANSFEROR OF THE TRANSFERRED COMMON STOCK.